EXHIBIT 99.2

VOTING AGREEMENT

          This Voting Agreement (this “Agreement”) dated as of August 30, 2002 among each of the stockholders listed on the signature page hereto (each, a “Stockholder”) and SynQuest, a Georgia corporation (“SynQuest”).

          WHEREAS, simultaneously with the execution of this Agreement, Viewlocity, a Delaware corporation (“Viewlocity”), and SynQuest are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended or modified from time to time, the “Merger Agreement”) providing for the merger of Viewlocity with and into SynQuest (the “Merger”);

          WHEREAS, as a condition to the willingness of SynQuest to enter into the Merger Agreement, SynQuest has requested that each Stockholder agree, and, in order to induce SynQuest to enter into the Merger Agreement, each Stockholder has agreed, to enter into this Agreement;

          WHEREAS, each Stockholder desires to induce SynQuest and each other Stockholder to enter into this Agreement;

          NOW THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

          1.      Definitions. This Agreement is one of the Viewlocity Voting Agreements referred to in Section 3.26 of the Merger Agreement. Capitalized terms used but not defined in this Agreement are used in this Agreement with the meanings given to such terms in the Merger Agreement.

          2.      Representations and Warranties of Each Stockholder. Each Stockholder hereby represents and warrants, severally and not jointly, to SynQuest, solely with respect to itself, as of the date hereof, as follows:

                   2.1     Title to Shares. On the date hereof, Stockholder holds of record and owns beneficially the number of shares of Viewlocity capital stock set forth opposite such Stockholder’s name on Schedule I (the “Viewlocity Shares”), free and clear of any liens or other encumbrances, restrictions on the right to vote, restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), options, warrants, rights, calls, commitments, proxies or other contract rights. Except for this Agreement, and except as described on Schedule I, Stockholder is not a party to any option, warrant, right, contract, call, pledge, put or other agreement or commitment providing for the disposition or acquisition of any capital stock or any options exercisable for Viewlocity’s capital stock. Except as described on Schedule I, Stockholder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any of Viewlocity’s capital stock.

                   2.2     Right to Vote. Stockholder has, with respect to all of Stockholder’s Viewlocity Shares and Additional Shares (as defined herein), and will have at the special meeting of Viewlocity stockholders called for the purpose of considering and taking action upon the Merger

Agreement, the Merger and the transactions and other matters contemplated thereby, and any adjournments or postponements thereof (the “Viewlocity Stockholder Meeting”), with respect to all of Stockholder’s Viewlocity Shares and any Additional Shares acquired prior to or on the record date for the Viewlocity Stockholder Meeting, sole voting power, sole power of disposition or sole power to issue instructions with respect to the matters set forth in Section 3 hereof and to fulfill its obligations under such Section and shall not grant any proxy, revocable or irrevocable, or power of attorney, other than under this Agreement, with respect to any Viewlocity Shares or any Additional Shares and, if given, shall not be effective. Stockholder hereby revokes any and all other proxies and powers of attorney that may heretofore have been granted with respect to such Stockholder’s Viewlocity Shares and any Additional Shares.

                   2.3     Authority. Stockholder has full legal capacity to enter into this Agreement and to perform his, her or its obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and constitutes the legal, valid and binding agreement of Stockholder, enforceable in accordance with its terms, subject to the effects of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity.

                   2.4     Conflicting Instruments. Neither the execution and delivery of this Agreement, nor the performance by Stockholder of its agreements and obligations hereunder will result in any breach or violation of, or be in conflict with or constitute a default under, any term of any agreement, judgment, injunction, order, decree, law or regulation to which Stockholder is a party or by which Stockholder (or any of its assets) is bound.

                   2.5     SynQuest’s Reliance. Stockholder understands and acknowledges that SynQuest is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

                   2.6     Investment Representation. Stockholder is acquiring the SynQuest Common Stock to be issued in the Merger for Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and Stockholder shall not dispose of such SynQuest Common Stock in contravention of the Securities Act or any applicable state securities laws. Stockholder is an “accredited investor”, as that term is defined in Regulation D promulgated under the Securities Act. Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of participating in the transactions contemplated by this Agreement and the Merger Agreement. Stockholder is able to bear the economic risk of Stockholder’s investment in SynQuest for an indefinite period of time because the SynQuest Common Stock to be received by Stockholder has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Merger and has had full access to such other information concerning SynQuest and Viewlocity and the Merger as Stockholder has requested. Stockholder has consulted with independent legal counsel regarding his, her or its rights and obligations under this Agreement, the Merger Agreement and the other agreements contemplated hereby and thereby and that he, she or it fully understands the terms and conditions contained herein and therein.

          3.      Voting Agreement and Restrictions on Transfer.

                   3.1     Agreement to Vote. Each Stockholder hereby irrevocably and unconditionally agrees to vote or to cause to be voted, or provide a written consent with respect to, all Viewlocity Shares and Additional Shares that it has the power to vote as of the record date for the Viewlocity Stockholder Meeting at the Viewlocity Stockholder Meeting, including any adjournment or postponement thereof, and at any other annual or special meeting of stockholders of Viewlocity or action by written consent where such matters arise (a) in favor of the Merger and the Merger Agreement and approval of the terms thereof and each of the other transactions contemplated thereby and (b) against any Acquisition Proposal (as defined herein). Each Shareholder acknowledges receipt and review of a copy of the Merger Agreement.

                   3.2     Grant of Proxy; Appointment of Proxies.

                   (a)    Each Stockholder hereby grants to, and appoints, Allen Plunk and Scott Hausman, or either of them, in their respective capacities as officers of Viewlocity, and any individual who shall hereafter succeed to any such office of Viewlocity, and each of them individually, such Stockholder’s proxy and attorney-in-fact (with full power and substitution and resubstitution), for and in the name, place and stead of such Stockholder, to vote or give written consent with respect to all of such Stockholder’s Viewlocity Shares and Additional Shares (i) in favor of the Merger Agreement, the Merger, and the transactions contemplated by the Merger Agreement and the taking of any actions necessary or appropriate in furtherance thereof, and (ii) against any Acquisition Proposal. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM STOCKHOLDER MAY TRANSFER ANY OF HIS, HER OR ITS VIEWLOCITY SHARES AND ANY ADDITIONAL SHARES IN BREACH OF THIS AGREEMENT.

                   (b)    Each Stockholder understands and acknowledges that SynQuest is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement. Each Stockholder hereby affirms that the proxy set forth in this Section 3.2 is given in connection with the execution of the Merger Agreement, and that such proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby ratifies and confirms that each such proxy may lawfully do or cause to be done by virtue hereof.

                   3.3     Additional Shares and Additional Rights. If, after the date hereof, a Stockholder acquires record ownership or beneficial ownership of any additional shares of capital stock of Viewlocity (any such shares, “Additional Shares”), including, without limitation, upon exercise of any option, warrant or right to acquire shares of capital stock of Viewlocity through the conversion of the Viewlocity capital stock or through any stock dividend or stock split, the provisions of this Agreement applicable to the Viewlocity Shares shall be applicable to such Additional Shares from and after the date of acquisition thereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any person immediately upon the acquisition by any Stockholder of record ownership or beneficial ownership of such Additional Shares.

                   3.4     Restrictions on Transfer. Each Stockholder severally agrees that such Stockholder will not sell, pledge, transfer or otherwise dispose of or consent to any transfer or disposition of any of its Viewlocity Shares, or, if acquired, Additional Shares (a “Transfer”) or any interest therein or enter into any contract, option or other arrangement, understanding or undertaking to Transfer any of its Viewlocity Shares or Additional Shares or take any other action that would in any way restrict, limit, or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement, except Transfers (i) in accordance with the provisions of Section 5 of the Viewlocity, Inc. 2001 Stockholders Agreement; (ii) in accordance with the Securities Act and any applicable state securities laws and (iii) to transferees who are “accredited investors,” as that term is defined in Regulation D promulgated under the Securities Act and who agree in writing to be bound by the terms of this Agreement or which occur by operation of law if the transferee remains, or agrees in writing to remain, bound by the terms of this Agreement, including entering into a voting agreement or arrangement.

                   3.5     Waiver of Appraisal Rights. Each Stockholder hereby irrevocably waives any rights of appraisal or rights to dissent, and notice regarding such rights of appraisal or dissent, from the Merger contemplated by the Merger Agreement that such Stockholder may have.

                   3.6     No Solicitation. Each Stockholder will not solicit, initiate, or encourage any Acquisition Proposal or furnish any information to, or cooperate with, any Person with respect to an Acquisition Proposal, other than as provided in the Merger Agreement. For purposes hereof, the term “Acquisition Proposal” shall mean any offer or proposal for, or any indication of interest in (i) a merger, consolidation, share exchange, business combination, reorganization, recapitalization or other similar transaction involving SynQuest or Viewlocity or (ii) an acquisition, directly or indirectly, of (A) an interest representing greater than 50% of the voting securities of SynQuest or Viewlocity or (B) assets, securities or ownership interests representing an amount equal to or greater than 50% of the consolidated assets or earning power of SynQuest or Viewlocity, other than the transactions contemplated by the Merger Agreement.

                   3.7     Legend. Until termination of this Agreement, each certificate representing Viewlocity Shares or Additional Shares (the “Certificates”) shall include a legend (the “Legend”) in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT, DATED AS OF AUGUST 30, 2002, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION. NO VOTE OR TRANSFER OF ANY SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID UNLESS MADE IN ACCORDANCE WITH THE TERMS OF SUCH AGREEMENT.

          Within 10 days of the execution of this Agreement, each Stockholder shall deliver the Certificates to Viewlocity for purposes of affixing the Legend. The Legend shall be removed upon termination of this Agreement pursuant to Section 4.6 of this Agreement.

          4.      Miscellaneous.

                   4.1     Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the Transfer or voting of Viewlocity Shares or Additional Shares. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                   4.2     Costs and Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

                   4.3     Invalid Provisions. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without it affecting the remaining provisions of this Agreement.

                   4.4     Execution in Counterparts. This Agreement may be executed in counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument. The obligations of the Stockholders hereunder are several and not joint and the covenants and agreements of the Stockholders herein are made only in their capacity as stockholders of Viewlocity and not in any other capacity (including as directors or officers of Viewlocity).

                   4.5     Specific Performance. Each Stockholder agrees with SynQuest as to itself that if for any reason a Stockholder fails to perform any of its agreements or obligations under this Agreement, immediate and irreparable harm or injury to SynQuest would be caused as to which money damages would not be an adequate remedy. Accordingly, each Stockholder agrees that, in seeking to enforce this Agreement against such Stockholder, SynQuest shall be entitled, in addition to any other remedy available at law, equity or otherwise, to specific performance and injunctive and other equitable relief restraining any violation or threatened violation of the provisions of this Agreement without the necessity of SynQuest posting a bond or other form of security. In the event that any action should be brought in equity to enforce the provisions of this Agreement, such Stockholder will not allege, and hereby waives the defense, that there is an adequate remedy at law. The provisions of this Section 4.5 are without prejudice to any other rights or remedies, whether at law or in equity, that SynQuest may have against such Stockholder for any failure to perform any of its agreements or obligations under this Agreement.

                   4.6     Amendments; Termination.

(a) This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

(b) The obligations of the parties under this Agreement shall terminate upon the earlier to occur of (i) the consummation of the Merger and (iii) the termination of the Merger Agreement.

                   4.7     Governing Law; Submission and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to principles of conflicts of laws.

                   4.8     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors (including, in the case of such Stockholder or any other individual, any executors, administrators, estates, legal representatives and heirs of such Stockholder or such individual) and permitted assigns; provided that, except as otherwise provided in this Agreement, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement.

                   4.9     Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or sent by overnight courier or sent by telecopy, to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

(a) if to a Stockholder, at such Stockholder’s address appearing on Schedule I hereto or at any other address that such Stockholder may have provided in writing to SynQuest and the other Stockholders.

(b) if to SynQuest:

SynQuest, Inc.
3500 Parkway Lane, Suite 555
Norcross, Georgia 30092
Attn: Chief Executive Officer

with a copy to:

King & Spalding
191 Peachtree Street
Atlanta, Georgia 30303
Attn: William G. Roche
Telephone No.: (404) 572-4936
Facsimile No.: (404) 572-5146

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          IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of this 30th day of August, 2002.

SYNQUEST

By:
Name:
Title:

[SIGNATURE PAGES TO VOTING AGREEMENT]

STOCKHOLDERS:

BATTERY VENTURES IV, L.P.
By: Battery Partners IV, LLC

By:
Name:
Title:

BATTERY INVESTMENT PARTNERS IV LLC

By:
Name:
Title:

[SIGNATURE PAGES TO VOTING AGREEMENT]

LIBERTY MUTUAL INSURANCE COMPANY

By:

Name:
Its:

[SIGNATURE PAGES TO VOTING AGREEMENT]

BCI GROWTH V, L.P.
By: Glen Pointe Associates V, LLC

By:

Name:
Title:

BCI INVESTORS, LLC

By:

Name:
Title:

[SIGNATURE PAGES TO VOTING AGREEMENT]

THE BEACON GROUP III -
FOCUS VALUE FUND, L.P.

By: Beacon Focus Value Investors, L.L.C.
By: Focus Value GP, Inc.

By:

Name:
Title:

BANCBOSTON CAPITAL, INC.

By:

Name:
Title:

[SIGNATURE PAGES TO VOTING AGREEMENT]

SCHEDULE I